EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Ulm Telecom, Inc. on Form 10-Q for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Bill D. Otis, Chief Executive Officer of the Company, hereby certify, pursuant to and for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Ulm Telecom, Inc.

Date: May 15, 2013	/s/ Bill D. Otis
Bill D. Otis
President and Chief Executive Officer

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